EXHIBIT 99.1

HOLD FOR RELEASE UNTIL Wednesday June 15th

ZOMEDICA TO ACQUIRE ASSETS OF INNOVATIVE VETERINARY IMAGING COMPANY REVO SQUARED

ANN ARBOR, Mich., June 15, 2022 (Accesswire) – Zomedica Corp. (NYSE American: ZOM) ("Zomedica" or the "Company"), a veterinary health company offering diagnostic and therapeutic products for companion animals, today announced it has signed a definitive agreement to acquire substantially all of the assets of Revo Squared LLC (“Revo”).

Revo’s innovative MicroView digital cytology platform will provide veterinarians with best-in-class image quality while providing the first in-clinic automated slide preparation system. Slide preparation is a critical part of cytology, and slide preparation errors are the number one reason cited by pathologists for being unable to read a slide. The MicroView platform improves practice workflow efficiency by automating the process to assure a consistent smear and stain in order to produce a readable slide.

Bill Campell, Chief Executive Officer of Revo Squared stated “We are excited to join the team at Zomedica; this deal will bring our MicroView product offering into the forefront of veterinary medicine. For the first time clinicians will be able to have hematology and cytology slides automatically smeared and stained inside a microscope, eliminating human error in slide preparation. Implementing MicroView in veterinary hospitals enhances diagnostics and reduces the wait time.”

“We’re excited to work with Bill and his colleague Negin Ghassemian as they join Zomedica as Vice President, Imaging Systems and Senior Director, Product Development,” said Zomedica Chief Executive Officer, Larry Heaton, “They have done a great job of developing the MicroView system to this point, and we look forward to them leading the effort to integrate the MicroView system into the MyZomedica customer interface, commence manufacturing at our Zomedica manufacturing center in Alpharetta and bring it to market.”

The Microview platform is intended for veterinary clinics of any size, especially those where a dedicated pathologist is not available on-site. The MicroView system allows veterinarians the option of reading the slide, and making a diagnosis themselves, or sending it digitally to the MicroView pathologist team for an expert second opinion.

“We’re excited to reach a definitive agreement with Revo Squared and intend to close the transaction within 30 days.” said Zomedica Vice President of Business Development and Strategic Planning, Greg Blair, “This furthers Zomedica’s commitment to bring innovative technologies and tools to market that improve pet outcomes and pet parent satisfaction while also improving veterinary practice workflow efficiency and economics.”

About Revo Squared

Based in Marietta, Georgia, Revo Squared has long been an innovator in veterinary imaging systems including Digital Cytology, ultrasound, and digital x-ray systems.

About Zomedica

Based in Ann Arbor, Michigan, Zomedica (NYSE American: ZOM) is a veterinary health company creating products for companion animals by focusing on the unmet needs of clinical veterinarians. Zomedica's product portfolio will include innovative diagnostics and medical devices that emphasize patient health and practice health. It is Zomedica's mission to provide veterinarians the opportunity to increase productivity and grow revenue while better serving the animals in their care. For more information, visit www.ZOMEDICA.com.

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Reader Advisory

Except for statements of historical fact, this news release contains certain "forward-looking information" or "forward-looking statements" (collectively, "forward-looking information") within the meaning of applicable securities law. Forward-looking information is frequently characterized by words such as "plan", "expect", "project", "intend", "believe", "anticipate", "estimate" and other similar words, or statements that certain events or conditions "may" or "will" occur and include statements relating to our expectations regarding future results. Although we believe that the expectations reflected in the forward-looking information are reasonable, there can be no assurance that such expectations will prove to be correct. We cannot guarantee future results, performance or achievements. Consequently, there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking information.

Forward-looking information is based on the opinions and estimates of management at the date the statements are made, including assumptions with respect to American economic growth, demand for the Company's products, the Company's ability to produce and sell its products, our ability to successfully integrate and operate the PulseVet business, the sufficiency of our budgeted capital and operating expenditures, the cost, adequacy and availability of supplies required for our operations, the satisfaction by our strategic partners of their obligations under our commercial agreements, our ability to realize upon our business plans and cost control efforts and the impact of COVID-19 on our business, results, and financial condition.

Our forward-looking information is subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking information. Some of the risks and other factors that could cause the results to differ materially from those expressed in the forward-looking information include, but are not limited to: uncertainty as to whether our strategies and business plans will yield the expected benefits; uncertainty as to the timing and results of development work and verification and validation studies; uncertainty as to the timing and results of commercialization efforts, as well as the cost of commercialization efforts, including the cost to develop an internal sales force and manage our growth; uncertainty as to our ability to successfully integrate and operate the Pulse Vet business, uncertainty as to our ability to supply equipment and assays in response to customer demand; uncertainty regarding the cost, adequacy and availability of supplies required for our operations; uncertainty as to the likelihood and timing of any required regulatory approvals, and the availability and cost of capital; the ability to identify, develop and/or achieve commercial success for new products and technologies; veterinary acceptance of our products; competition from related products; the level of expenditures necessary to maintain and improve the quality of products and services; changes in technology and changes in laws and regulations; our ability to secure and maintain strategic relationships; performance by our strategic partners of their obligations under our commercial agreements, including product manufacturing obligations: risks pertaining to permits and licensing, intellectual property infringement risks, risks relating to any required clinical trials and regulatory approvals, risks relating to the safety and efficacy of our products, the use of our products, intellectual property protection, risks related to the COVID-19 pandemic and its impact upon our business operations generally, including our ability to develop and commercialize our products, and the other risk factors disclosed in our filings with the SEC and under our profile on SEDAR at www.sedar.com. Readers are cautioned that this list of risk factors should not be construed as exhaustive.

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The forward-looking information contained in this news release is expressly qualified by this cautionary statement. We undertake no duty to update any of the forward-looking information to conform such information to actual results or to changes in our expectations except as otherwise required by applicable securities legislation. Readers are cautioned not to place undue reliance on forward-looking information.

Investor Relations Contact:

PCG Advisory Group

Kirin Smith, President

ksmith@pcgadvisory.com

+1.646.823.8656

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